UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                        000-52178             20-4663714
-----------------------------             ----------           -----------
(State or Other Jurisdiction)        (Commission File No.)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)


68 North Plank Road, Newburgh, New York                      12550
---------------------------------------                      -----
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

     On June 30, 2009, ES Bancshares, Inc. (the "Company"), the parent company of Empire State Bank, Newburgh, New York announced that the Company had sold (the "Sale") 127,565 shares of its common stock at a per share price of $5.50 for total aggregate gross proceeds of $701,607 in a private placement offering. There were no underwriting discounts or commissions paid in the Sale, and the Sale was made to accredited investors (the "Investors") through a subscription agreement (the "Subscription Agreement"). A copy of the Company's press release dated July 1, 2009, announcing the completion of the Sale is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     The offer and sale of the common stock to the Investors was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 4(2) of, and Regulation D under, the Securities Act.

     The Subscription Agreement contains provisions with respect to registration rights and certain other matters. This summary of the Subscription Agreement does not purport to be a complete description of such agreement, and is qualified in its entirety by reference to the Subscription Agreement attached hereto as Exhibit 10.1.

Item 3.02   Unregistered Sales of Equity Securities
            ---------------------------------------

     The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

         (d)   Exhibits

         Exhibit           Description
         -------           -----------

         10.1              Subscription Agreement

         99.1              Press Release dated July 1, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ES BANCSHARES, INC.


DATE:  July 1, 2009                     By: /s/ Philip Guarnieri
                                            ----------------------------
                                            Philip Guarnieri
                                            President and Co-Chief Executive
                                            Officer